1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

News Release

Contact:
Patricia A. Spinella, Investor Relations – 201-847-5453
Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR FIRST FISCAL QUARTER

•	First-quarter earnings per share from continuing operations, excluding specified item, increased 12% to 96 cents
•	Raises guidance for full fiscal year 2007 earnings per share from continuing operations, excluding specified item, to a range of $3.71 to $3.77

Franklin Lakes, NJ (January 25, 2007) – BD (Becton, Dickinson and Company) (NYSE: BDX) today reported record quarterly revenues of $1.502 billion for the first fiscal quarter ended December 31, 2006, representing an increase of 8 percent over the prior year period. This quarter’s growth rate reflects the favorable impact on all segments from foreign currency translation, which overall is estimated to account for 2 percentage points of the growth.

“We are pleased with our strong start to fiscal 2007,” said Edward J. Ludwig, Chairman, President and Chief Executive Officer. “Increased sales of safety-engineered devices, prefillable drug delivery devices, and Biosciences products demonstrate the breadth of our growth drivers. Higher margin products and increased operating effectiveness continued to expand our operating profit margin. This performance has enabled us to increase the pace of our R&D spending while delivering double-digit earnings growth.”

TriPath Imaging Acquisition Completed

On December 20, 2006, BD completed its acquisition of TriPath Imaging, a maker of innovative solutions to improve the clinical management of cancer. The Company recorded an in-process research and development charge of $115 million associated with the acquisition, which reduced diluted earnings per share from continuing operations by 45 cents in the first quarter (see Table 1 below).

BGM Product Line Sold

Following the receipt of an unsolicited offer during the quarter, the Company sold the blood glucose monitoring (BGM) product line for $20 million, resulting in a pre-tax gain of $15 million. Consequently, the results of operations of the BGM product line have been classified as discontinued operations for all quarters and years referred to in this release. Included in the attached financial tables are the Company’s Consolidated Income Statements for fiscal year 2006, which reflect this classification change.

Analysis of First Quarter Fiscal Year 2007 and 2006 Earnings

Reported diluted earnings per share from continuing operations was 51 cents for the first quarter of fiscal 2007, which included the in-process research and development charge of 45 cents related to the TriPath acquisition. The following analysis of diluted earnings per share from continuing operations for the first quarter of fiscal 2007 and 2006 identifies specified items that affect comparability of results between periods. As illustrated in Table 1, diluted earnings per share from continuing operations, excluding specified item, for the first fiscal quarter of 2007 of 96 cents increased by 12 percent over diluted earnings per share from continuing operations, excluding specified items, of 86 cents for the first fiscal quarter of 2006.

(Table 1)	Three Months Ended December 31,
	FY2007	FY2006	% Change
Diluted EPS from Continuing Operations:	$0.51	$0.87	-41%

Specified Items:
In-Process Research and Development Charge(1)	0.45	—
Insurance Settlement(2)	—	(0.02)
Rounding	—	0.01
	0.45	(0.01)
Diluted EPS from Continuing Operations Excluding Specified Items:	$0.96	$0.86	12%

(1) Represents the effect on diluted earnings per share from continuing operations of the in-process research and development charge recorded in the first quarter of fiscal 2007 related to the TriPath acquisition.

(2)Represents the effect on diluted earnings per share from continuing operations related to proceeds received from insurance settlements regarding the Company’s previously owned latex glove business.

Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $826 million, representing an increase of 10 percent over the prior year period. Strong sales of Pharmaceutical Systems products and safety-engineered devices contributed to growth.

In the BD Diagnostics segment, worldwide revenues for the quarter were $442 million, representing an increase of 2 percent over the prior year period. The Preanalytical Systems unit of the segment reported revenue growth of 8 percent due to strong sales of safety-engineered devices. Revenues in the Diagnostic Systems unit of the segment decreased 5 percent. The decline in sales of flu diagnostics tests, as compared to strong sales in the prior year period, more than offset double-digit growth from the BD ProbeTec™ ET and BD Phoenix™ instruments.

In the BD Biosciences segment, worldwide revenues for the quarter were $233 million, representing an increase of 11 percent over the prior year period. Research instruments and reagent sales continued to be the primary growth contributors, driven by increased demand for research analyzers and clinical reagents.

Geographic Results

First quarter revenues in the U.S. were $721 million, representing an increase of 9 percent over the prior year period. Revenues outside the U.S. were $781 million, representing an increase of 7 percent over the prior year period, and reflect an estimated 4 percent favorable impact from foreign currency translation.

Fiscal 2007 Outlook for Full Year

The following analysis of estimated diluted earnings per share from continuing operations for the full fiscal year identifies specified items that affect the comparability of results between periods. As illustrated in Table 2, the Company estimates that diluted earnings per share from continuing operations, excluding specified item, for the full fiscal year 2007 will be in the $3.71 to $3.77 range, representing an increase of approximately 11 to 13 percent over diluted earnings per share from continuing operations, excluding specified items, of $3.34 for the fiscal year 2006.

(Table 2)	Twelve Months Ended September 30,
	FY2007	FY2006	% Change
	(Estimated)
Diluted EPS from Continuing Operations:	$3.26-$3.32	$3.18	3%-4%

Specified Items:
In-Process Research and Development Charge(1)	0.45	0.21
Insurance Settlements(2)	—	(0.04)
Rounding	—	(0.01)

	0.45	0.16
Diluted EPS from Continuing Operations Excluding Specified Items:	$3.71-$3.77	$3.34	11%-13%

(1) Represents the effect on diluted earnings per share from continuing operations of the in-process research and development charge recorded in the first quarter of fiscal 2007 related to the TriPath acquisition and in the second quarter of fiscal 2006 related to the GeneOhm acquisition.

(2) Represents the effect on diluted earnings per share from continuing operations related to proceeds received from insurance settlements regarding the Company’s previously owned latex glove business.

Conference Call Information

A conference call regarding BD’s first quarter results and its expectations for the full fiscal year will be broadcast live on BD’s website, www.bd.com/investors, at 10:00 a.m. (ET) Thursday, January 25, 2007. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-866-427-6404 (domestic) and 1-203-369-0894 (international) through the close of business on February 1, 2007.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and the attached financial tables.

About BD

BD, a leading global medical technology company that manufactures and sells medical devices, instrument systems and reagents, is dedicated to improving people’s health throughout the world. BD is focused on improving drug therapy, enhancing the quality and speed of diagnosing infectious diseases, and advancing research and discovery of new drugs and vaccines. The Company’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 27,000 people in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2007 Outlook for Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; changes in interest or foreign currency exchange rates; difficulties inherent in product development and delays in product introductions; changes in regional, national or foreign economic conditions; further increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; changes in healthcare or other governmental regulation; and issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY CONSOLIDATED INCOME STATEMENTS (Unaudited; Amounts in thousands, except per-share data)

	Three Months Ended December 31,
	2006	2005	% Change

REVENUES	$1,501,526	$1,393,845	7.7

Cost of products sold	708,933	665,946	6.5
Selling and administrative	384,084	349,027	10.0
Research and development	194,679	68,359	NM
TOTAL OPERATING COSTS AND EXPENSES	1,287,696	1,083,332	18.9

OPERATING INCOME	213,830	310,513	(31.1)

Interest income	16,114	14,671	9.8
Interest expense	(12,868)	(16,760)	(23.2)
Other expense, net	(2,368)	(1,163)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	214,708	307,261	(30.1)

Income tax provision	83,657	83,559	0.1

INCOME FROM CONTINUING OPERATIONS	131,051	223,702	(41.4)

INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX PROVISION/(BENEFIT) OF
$7,140 AND $(3,550), RESPECTIVELY	11,828	(5,842)	NM

NET INCOME	$142,879	$217,860	(34.4)

EARNINGS PER SHARE

Basic:
Income from continuing operations	$0.53	$0.90	(41.1)
Income/(loss) from discontinued operations	$0.05	$(0.02)	NM
Net income	$0.58	$0.88	(34.1)

Diluted:
Income from continuing operations	$0.51	$0.87	(41.4)
Income/(loss) from discontinued operations	$0.05	$(0.02)	NM
Net income	$0.56	$0.85	(34.1)

AVERAGE SHARES OUTSTANDING

Basic	245,550	248,046
Diluted	254,941	255,851

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Three Months Ended December 31,
(Unaudited; Amounts in thousands, except per-share data)

	2006
	As	Tri Path	Excluding
	Reported	IPR&D (1)	Items

Research and Development	$194,679	$(114,739)	$79,940
as a % of Revenue	13.0%		5.3%

Operating Income	213,830	114,739	328,569
as a % of revenues	14.2%		21.9%

Income from continuing operations	131,051	114,739	245,790
as a % of revenues	8.7%		16.4%

Diluted earnings per share
Income from continuing operations	$0.51	$0.45	$0.96

(1)	Represents the in-process research and development (“IPR&D”) charge related to the TriPath acquisiton.

	2005
	As	Insurance	Excluding
	Reported	Settlement (2)	Items

Selling and administrative	$349,027	$7,000	$356,027
as a % of revenues	25.0%		25.5%

Operating Income	310,513	(7,000)	303,513
as a % of revenues	22.3%		21.8%

Income taxes	83,559	(2,660)	80,899
effective tax rate	27.2%		26.9%

Income from continuing operations	223,702	(4,340)	219,362
as a % of revenues	16.0%		15.7%

Diluted earnings per share
Income from continuing operations (3)	$0.87	$(0.02)	$0.86

(2)	Represents the effect in 2006 related to proceeds received from insurance settlements in connection with the Company’s previously owned latex glove business.

(3)	Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended December 31,
	2006	2005	% Change

BD MEDICAL
United States	$381,806	$347,670	9.8
International	444,441	402,814	10.3
TOTAL	$826,247	$750,484	10.1

BD DIAGNOSTICS
United States	$242,899	$224,731	8.1
International	199,501	209,387	(4.7)
TOTAL	$442,400	$434,118	1.9

BD BIOSCIENCES
United States	$95,921	$89,670	7.0
International	136,958	119,573	14.5
TOTAL	$232,879	209,243	11.3

TOTAL REVENUES
United States	$720,626	$662,071	8.8
International	780,900	731,774	6.7
TOTAL	$1,501,526	$1,393,845	7.7

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended December 31,
(Unaudited; Amounts in thousands)

	United States
	2006	2005	% Change

BD MEDICAL
Medical Surgical Systems	$242,301	$222,266	9.0
Diabetes Care	90,492	91,488	(1.1)
Pharmaceutical Systems	42,899	28,400	51.1
Ophthalmic Systems	6,114	5,516	10.8
TOTAL	$381,806	$347,670	9.8

BD DIAGNOSTICS
Preanalytical Systems	$131,703	$122,789	7.3
Diagnostic Systems (1)	111,196	101,942	9.1
TOTAL	$242,899	$224,731	8.1

BD BIOSCIENCES
Discovery Labware (1)	$34,088	$32,056	6.3
Immunocytometry Systems	43,905	40,437	8.6
Pharmingen	17,928	17,177	4.4
TOTAL	$95,921	$89,670	7.0

TOTAL UNITED STATES	$720,626	$662,071	8.8

(1) Refer to page 9.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended December 31, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2006	2005	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$225,450	$205,897	9.5	6.2	3.3
Diabetes Care	78,194	71,992	8.6	5.1	3.5
Pharmaceutical Systems	130,041	115,363	12.7	7.9	4.8
Ophthalmic Systems	10,756	9,562	12.5	7.7	4.8
TOTAL	$444,441	$402,814	10.3	6.5	3.8

BD DIAGNOSTICS
Preanalytical Systems	$108,369	$99,374	9.1	4.8	4.3
Diagnostic Systems (1)	91,132	110,013	(17.2)	(19.3)	2.1
TOTAL	$199,501	$209,387	(4.7)	(7.8)	3.1

BD BIOSCIENCES
Discovery Labware (1)	$29,800	$27,389	8.8	5.7	3.1
Immunocytometry Systems	85,696	72,415	18.3	14.4	3.9
Pharmingen	21,462	19,769	8.6	5.2	3.4
TOTAL	$136,958	$119,573	14.5	10.9	3.6

TOTAL INTERNATIONAL	$780,900	$731,774	6.7	3.1	3.6

(1) Refer to page 9.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended December 31, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2006	2005	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$467,751	$428,163	9.2	7.6	1.6
Diabetes Care	168,686	163,480	3.2	1.6	1.6
Pharmaceutical Systems	172,940	143,763	20.3	16.5	3.8
Ophthalmic Systems	16,870	15,078	11.9	8.9	3.0
TOTAL	$826,247	750,484	10.1	8.0	2.1

BD DIAGNOSTICS
Preanalytical Systems	$240,072	$222,163	8.1	6.2	1.9
Diagnostic Systems (1)	202,328	211,955	(4.5)	(5.6)	1.1
TOTAL	$442,400	434,118	1.9	0.4	1.5

BD BIOSCIENCES
Discovery Labware (1)	$63,888	$59,445	7.5	6.0	1.5
Immunocytometry Systems	129,601	112,852	14.8	12.3	2.5
Pharmingen	39,390	36,946	6.6	4.8	1.8
TOTAL	$232,879	209,243	11.3	9.2	2.1

TOTAL REVENUES	$1,501,526	$1,393,845	7.7	5.8	1.9

(1) Refer to page 9.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS FISCAL 2006
Revised for Blood Glucose Monitoring Discontinued Operations
(Unaudited; Amounts in thousands, except per-share data)

	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year
REVENUES	$1,393,845	$1,424,209	$1,457,347	$1,462,616	$5,738,017

Cost of products sold	665,946	698,766	719,515	709,038	2,793,265
Selling and administrative	349,027	346,322	374,565	378,252	1,448,166
Research and development	68,359	127,715	76,699	82,399	355,172
TOTAL OPERATING COSTS
AND EXPENSES	1,083,332	1,172,803	1,170,779	1,169,689	4,596,603

OPERATING INCOME	310,513	251,406	286,568	292,927	1,141,414

Interest expense	(16,760)	(19,805)	(15,425)	(14,056)	(66,046)
Interest income	14,671	16,991	12,146	15,488	59,296
Other expense, net	(1,163)	(451)	(2,385)	(4,763)	(8,762)

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	307,261	248,141	280,904	289,596	1,125,902

Income tax provision	83,559	84,683	69,834	72,716	310,792

INCOME FROM CONTINUING OPERATIONS	223,702	163,458	211,070	216,880	815,110

Loss from Discontinued Operations before Income Tax	(9,392)	(15,102)	(7,562)	(63,597)	(95,653)
Income Tax Benefit	(3,550)	(5,712)	(2,865)	(20,696)	(32,823)

NET LOSS FROM DISCONTINUED OPERATIONS	(5,842)	(9,390)	(4,697)	(42,901)	(62,830)

NET INCOME	$217,860	$154,068	$206,373	$173,979	$752,280

EARNINGS PER SHARE

Basic:
Income from continuing operations	$0.90	$0.66	$0.86	$0.88	$3.30
Loss from discontinued operations	$(0.02)	$(0.04)	$(0.02)	$(0.17)	$(0.25)
Net income (1)	$0.88	$0.62	$0.84	$0.71	$3.04

Diluted:
Income from continuing operations	$0.87	$0.63	$0.83	$0.85	$3.18
Loss from discontinued operations (1)	$(0.02)	$(0.04)	$(0.02)	$(0.17)	$(0.24)
Net income (1)	$0.85	$0.60	$0.81	$0.68	$2.93

AVERAGE SHARES OUTSTANDING

Basic	248,046	248,088	246,633	245,522	247,067
Diluted	255,851	258,299	255,070	254,843	256,554

(1) Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
REVISED SUPPLEMENTAL INFORMATION
Revised for Blood Glucose Monitoring Discontinued Operations
(Unaudited; Amounts in thousands, except per-share data)

	Second Quarter 2006 (1)
	As	Insurance	GeneOhm	Excluding
	Revised	Settlement (2)	IPR&D (3)	Items

Selling and administrative	$346,322	$10,000	$-	$356,322
as a % of revenues	24.3%			25.0%

Research and development	127,715	-	(53,300)	74,415
as a % of revenues	9.0%			5.2%

Operating Income	251,406	(10,000)	53,300	294,706
as a % of revenues	17.7%			20.7%

Income taxes	84,683	(3,800)	-	80,883
effective tax rate	34.1%			27.8%

Income from continuing operations	163,458	(6,200)	53,300	210,558
as a % of revenues	11.5%			14.8%

Diluted earnings per share
Income from continuing operations (4)	$0.63	$(0.02)	$0.21	$0.81

	Fiscal Year 2006 (1)
	As	Insurance	GeneOhm	Excluding
	Revised	Settlement (2)	IPR&D (3)	Items

Selling and administrative	$1,448,166	$17,000	-	$1,465,166
as a % of revenues	25.2%			25.5%

Research and development	355,172	-	(53,300)	301,872
as a % of revenues	6.2%			5.3%

Operating Income	1,141,414	(17,000)	53,300	1,177,714
as a % of revenues	19.9%			20.5%

Income taxes	310,792	(6,460)	-	304,332
effective tax rate	27.6%			26.2%

Income from continuing operations	815,110	(10,540)	53,300	857,870
as a % of revenues	14.2%			15.0%

Diluted earnings per share
Income from continuing operations (4)	$3.18	$(0.04)	$0.21	$3.34

(1)	Revised supplemental information is not applicable for the third and fourth quarters of 2006.

(2)	Represents the effect in 2006 related to proceeds received from insurance settlements in connection with the Company’s previously owned latex glove business.

(3)	Represents the IPR&D charge related to the GeneOhm acquisiton.

(4)	Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SEGMENT RECLASSIFICATION FOR FISCAL 2006 REVENUES
(Unaudited; Amounts in thousands)

	United States (1)	International (1)	Total (1)
Quarter 1	$4,357	$5,379	$9,736

Quarter 2	4,344	4,568	8,912

Quarter 3	4,389	5,085	9,474

Quarter 4	5,432	6,222	11,654

TOTAL	$18,522	$21,254	$39,776

(1)	Represents the impact of the reclassification of BD Advanced Bioprocessing revenues from the Diagnostic Systems unit of the BD Diagnostics Segment to the Discovery Labware unit of the BD Biosciences segment to conform to the current year presentation.